Significant Events and Transactions in the Period	6 Months Ended
Jun. 30, 2025
Significant Events and Transactions in the Period [Abstract]
SIGNIFICANT EVENTS AND TRANSACTIONS IN THE PERIOD

NOTE 3 – SIGNIFICANT EVENTS AND TRANSACTIONS IN THE PERIOD:

a.	On April 2, 2025, the Company closed an underwritten public offering of 1,290,000 Ordinary Shares at a public offering price of $2.25 per share, for gross proceeds of approximately $2.9 million, and $2.6 million after deducting underwriting discounts and offering expenses. All of the Ordinary Shares were offered by the Company. In addition, the Company granted the underwriters a 45-day option to purchase up to an additional 193,500 ordinary shares to cover over-allotments, at the public offering price, less underwriting discounts and commissions. The option was not exercised.

b.	On February 27, 2025, the Company granted 106,812 options to its employee with an exercise price of $3.97 per option. The options are exercisable to shares in a 1:1 ratio. The options will vest over a period of 3 years. The fair value of the aforesaid options was estimated on their award date at $168,782, using the Black-Scholes pricing model. Set forth below are the parameters used in determining the fair value of the options:

The Company share price ($)	3.75
Exercise price (in $) (*)	3.97
Expected volatility in the Company’s share price	40.48%
Expected life of the warrants (in years)	5
Risk-free interest	4%

(*)	In August 2025, subsequent the balance sheet date, The Company’s revised the exercise price for the granted options to 1.8 USD.